Exhibit 99.2

4th Quarter 2016 Earnings Call January 27, 2017

Forward Looking Statements Statements included in this communication which are not historical in nature are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “may,” “will,” “anticipate,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “may,” and “intend,” as well as other similar words and expressions of the future, are intended to identify forward looking statements. South State Corporation (“SSB”) cautions readers that forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from anticipated results. Such risks and uncertainties, include, among others, the following possibilities: the possibility that the anticipated benefits of the transaction (between SSB and SBFC) are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where SSB and SBFC do business; including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the completion of the transaction; SSB’s ability to complete the integration of SBFC successfully; credit risk associated with an obligor’s failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed; interest risk involving the effect of a change in interest rates on both the bank’s earnings and the market value of the portfolio equity; liquidity risk affecting the bank’s ability to meet its obligations when they come due; price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios; transaction risk arising from problems with service or product delivery; compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; strategic risk resulting from adverse business decisions or improper implementation of business decisions; reputation risk that adversely affects earnings or capital arising from negative public opinion; terrorist activities risk that results in loss of consumer confidence and economic disruptions; cybersecurity risk related to SSB’s dependence on internal computer systems and the technology of outside service providers, as well as the potential impacts of third-party security breaches, subjects the company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; economic downturn risk resulting changes in the credit markets, greater than expected noninterest expenses, excessive loan losses and other factors and the implementation of federal spending cuts currently scheduled to go into effect; and other factors that may affect future results of SSB. Additional factors that could cause results to differ materially from those described above can be found in SSB’s Annual Report on Form 10-K for the year ended December 31, 2015 and in its subsequent Quarterly Reports on Form 10-Q, including for the quarters ended September 30, 2016, June 30, 2016 and March 31, 2016, each of which is on file with the Securities and Exchange Commission (the “SEC”) and available in the “Investor Relations” section of SSB’s website, http://www.southstatebank.com, under the heading “SEC Filings” and in other documents SSB files with the SEC, and in SBFC’s Annual Report on Form 10-K for the year ended December 31, 2015 and in its subsequent Quarterly Reports on Form 10-Q, including for the quarters ended September 30, 2016, June 30, 2016 and March 31, 2016, each of which is on file with the SEC and in other documents SBFC files with the SEC. All forward-looking statements speak only as of the date they are made and are based on information available at that time. SSB does not assume any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. 2

4th Quarter 2016 Highlights Net Income $24.2 million $1.00 per diluted share Return on Average Assets 1.08% Return on Average Tangible Equity 13.42% Adjusted* Net Income $28.0 million $1.15 per diluted share Adjusted* Return on Average Assets 1.26% Adjusted* Return on Average Tangible Equity 15.44% Cash dividend of $0.33 per common share *Adjusted is a Non-GAAP financial measure where the metric excludes the impact of branch consolidation & merger related expenses 3

4th Quarter 2016 Highlights Net Loan Growth – 9% Annualized Non-Acquired Loan Growth of $233 million, 19% annualized Outpaced Acquired run-off by $153.9 million Non-Interest Bearing DDA Growth Increased $23 million to $2.2 billion Asset Quality NPA’s/ Assets Non-Acquired 0.43% 0.05% Net Charge-offs 4

Net Interest Margin 5.00% $85.0 $75.0 4.50% 4.32% 4.29% $65.0 4.00% $55.0 3.50% $45.0 4Q 2015 1Q 2016 2Q 2016 3Q 2016 Net Interest Margin Net Interest Income 4Q 2016 *NIM includes Amortization of Indemnification Asset *Net Interest Income includes Amortization of IA *Income reduced by amortization of Indemnification Asset and average balance increased for the average loan Indemnification Asset balance 5 In Millions $81.4$81.6$81.4$81.2$80.6 $80.0$80.1 4.37% 4.27% 4.24% 4.18% 4.09%

Average Interest Earning Assets Inv estment Securities 964 963 (1) Loans - NonAcquired 4,904 5,1 02 1 98 Loans Held for Sale 41 51 10 Quarterly Averages 6 T otal Interest Earning Assets $ 7,823 $ 7,927 $ 1 04 T otal Loans$6,464$6,582$118 Loans - Acquired 1 ,560 1 ,480 (80) Assets 9/30/201 6 1 2/31 /201 6 Net Change Short-T erm Inv estments $ 354 $ 331 $ (23)

4th Quarter 2016 Highlights Mortgage Banking 6.2 4.4 (1 .8) Acquired Loan Recov eries 2.2 1 .3 (0.9) 7 Other Income T otal Non Interest Income 1 .21 .40.2 $35.3$32.8$(2.5) Wealth Management4.95.20.3 Non Interest Income9/30/201 61 2/31 /201 6Net Change Fees on Deposit Accounts$20.8$20.5$(0.3)

Efficiency Ratio 68.0% 65.0% 61.7% 62.0% 59.0% 56.0% 53.0% 50.0% 4Q 2015 1Q 2016 2Q 2016 3Q 2016 4Q 2016 Adjusted* Efficiency Ratio Efficiency Ratio *Adjusted is a Non-GAAP financial measure that excludes the impact of branch consolidation, merger related expenses, securities gains or losses, and FDIC loss share early termination. 8 65.8% 64.2%64.1%64.5% 61.6% 62.3% 62.7% 63.2% 60.8%

Earnings Per Diluted Share $5.00 $4.18 $4.11 $4.00 $3.00 $2.00 $1.00 $-2012 2013 2014 2015 2016 Adjusted * EPS (Non - GAAP) EPS *Adjusted is a Non-GAAP financial measure that excludes the impact of branch consolidation, merger related expenses, securities gains or losses, and FDIC loss share early termination. 9 $4.55 $4.31 $3.75 $3.16$3.08 $2.49$2.38 $2.03